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                        FIRST CYPRESS TECHNOLOGIES, INC.
                              A Nevada Corporation



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September  23,  2002


ELAINE  LUGO
1805  Iron  Ridge  Drive,
Las  Vegas,  Nevada
89117-5836

Dear  Ms.  Lugo:

Re:     FIRST  CYPRESS  TECHNOLOGIES,  INC  (the  "Company")
        - Offer by the Company to ELAINE LUGO (the "Seller") to acquire MONEY CLUB FINANCIAL
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We  write  to  set  out  the  offer of the Company to acquire all of the assets, technology, property, rights and undertaking comprising the "Money Club Financial" business concept, web site, technology and business plan developed by the Seller.

This offer is on the terms and is subject to the conditions set forth in this letter. If this offer is acceptable, we ask that you indicate your agreement by signing this letter where indicated below and returning an executed copy to us. This offer is open for acceptance until 4:00 p.m. (Pacific Time) on September 26, 2002 (the "Expiry Time"), at which time this offer will terminate unless accepted in writing.

The  Company's  offer  is  as  follows:

1.     Offer  to  Purchase
       -------------------

The Company offers to purchase from the Seller all of the right, title and interest, legal and equitable, in and to all of the assets, technology, property, rights and undertaking comprising the "Money Club Financial" business concept, web site, technology and business plan (together, the "Assets") on the terms and subject to the conditions set forth in this offer. It is agreed that the Assets will include, without limitation:

     (1) all data, source code, object code, drawings, and software comprising the "Money Club Financial" software, web site, technology and business plan in its current stage of development and all copyright, patents, trademarks, proprietary information, trade secrets and intellectual property relating to the Assets;

     (2) all goodwill associated with the Assets, including the right to use the name "Money Club Financial", or any variation thereof as part of the name of or in connection with any business or any part thereof carried on or to be carried on by the Company in connection with the Assets;

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                                       -2-



     (3)  the  "MONEYCLUBFINANCIAL.COM"  URL  Internet  address  and  web  site;

     (4) the benefit of all contracts, engagements or commitments to which the Seller is entitled in connection with the Assets provided that the contracts, leases, engagements or commitments were entered into by the Seller in the usual and ordinary course of business;

     (5) all licenses, consents, permits, authorities, certificates and registrations which are required, necessary of desirable for the ownership, development and commercialization of the Assets;

     (6) all intellectual property, confidential information and trade secrets of the Seller used in connection with the Assets, including all programming code, source code, data, information, drawings, and know-how.

The Company will purchase and the Seller will sell the Assets free and clear of all mortgages, liens, charges, security interests and encumbrances of every kind and nature whatsoever.

2.     Payment  for  the  Assets
       -------------------------

The Company will issue to the Seller 15,000 restricted shares of common stock of the Company (the "Shares") in consideration for the transfer of the Assets by the Seller to the Company on the terms and subject to the conditions of this Agreement. The Seller acknowledges the Shares will be restricted securities under the United States Securities Act of 1933 (the "1933 Act"), will be issued pursuant to an exemption from the registration requirements of the 1933 Act pursuant to Section 4(2) of the 1933 Act and will be endorsed with the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT.
               SUCH  SECURITIES  MAY  NOT  BE  REOFFERED  FOR  SALE OR RESOLD OR
               OTHERWISE  TRANSFERRED  UNLESS  THEY  ARE  REGISTERED  UNDER  THE
               APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION."

The Seller represents to the Company that the Seller is acquiring the Shares for investment purposes and not with a view to resale or distribution.

3.     Closing  Date
       -------------

The closing of the purchase and sale of the Assets will complete forthwith upon acceptance of this offer by the Seller (the "Closing").


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                                       -3-


4.     Representations  and  Warranties  of  the  Seller
       -------------------------------------------------

The Company's purchase of the Assets will be based on the representations and warranties by the Seller, each of which will survive Closing, that:

     (A) The Seller owns, possesses and has good and marketable title to the Assets free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising;

     (B) The Seller is the registered owner of the "MONEYCLUBFINANCIAL.COM" URL internet location (the "Web Site") and has not received notice from any other party claiming an interest in the Web Site or claiming that the Seller has no right to use the Web Site;

     (C) The Seller has in place all agreements necessary for the development of the Assets in the manner carried on as of the date of this Agreement and the hosting of the Web Site;

     (D) No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase of the Assets or any interest in the Assets;

     (E) No other person, firm or corporation other than the Seller owns or has any legal or beneficial interest in any of the Assets or has any rights, including any moral rights, copyright, trademark or any other intellectual property rights, in the Assets;

     (F)  The  Seller  does  not  have  any  outstanding  material  agreements
          (including employment agreements) contracts or commitment, whether written or oral, of any nature or kind whatsoever, with respect to the ownership of the Assets;

     (G) there are no actions, suits or proceedings pending or threatened against or affecting the Assets and the Seller is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

     (H) the Seller is the owner all intellectual property, including patents, trademarks, copyrights and confidential information, comprising the Assets. The Seller is not aware of any infringement or claimed infringement of the intellectual property comprising the Assets by any other person, firm or corporation.

5.     Conditions  Precedent  to  Closing
       ----------------------------------

The Company's obligation to complete the purchase of the Assets is subject to each of the following conditions:


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     (1)  all  representations  and  warranties  of  the Seller will be true and correct  in  all  material  respects  on  Closing;

     (2) the Seller will have made the deliveries contemplated in this offer on the Closing.

Each of the above conditions precedent is for the sole benefit of the Company and may be waived by the Company. In the event that any of the above conditions has not been satisfied at the Closing, the Company may elect to terminate this Agreement and will have no further liability to the Seller.

The Seller's obligation to complete the sale of the Assets is subject to each of the following conditions:

     (1) an aggregate of 3,000,000 shares of the common stock of the Company will have been surrendered to the Company for cancellation as follows:

          (i)  2,500,000 shares to be surrendered for cancellation by Carl Chow;

          (ii) 500,000  shares  to  be  surrendered  for  cancellation by Robert
               Rosner.

     (2) the transfer of 500,000 shares of the Company's common stock by Robert Rosner to the Seller.

Each of the above conditions precedent is for the sole benefit of the Seller and may be waived by the Seller. In the event that any of the above conditions has not been satisfied at the Closing, the Seller may elect to terminate this Agreement and will have no further liability to the Company.

6.     Closing  Deliveries
       -------------------

On  Closing,  the  Seller  will  deliver  to  the  Company:

     (1) a general conveyance of the Assets and all other deeds of conveyance, bills of sale, transfer and assignments, duly executed, in form and content satisfactory to the Company's solicitors, appropriate to effectively vest good and marketable title to the Assets free and clear of all encumbrances and immediately registerable in all places where registration of such instruments is necessary or desirable duly executed transfers of the Assets to the Company, duly endorsed for transfer to the Company; and

     (2) duly executed documents of transfer and waivers of moral rights by any developer or programmer of the Assets reasonably required, in the opinion of the Company's solicitors, to transfer title to the Assets to the Company.

On  Closing,  the  Company  will  deliver  to  the  Seller:

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                                       -5-


     (1) cancellation agreements executed by Robert Rosner and Carl Chow as required to effect the cancellation of 3,000,000 shares of the Company's common stock;

     (2) a share certificate representing the Shares endorsed with the legend contemplated by Section 2 of this Agreement; and

     (3) a stock transfer agreement signed by Robert Rosner with respect to the transfer of 500,000 shares to the Seller.

7.     Acceptance
       ----------

If the Seller wishes to accept this offer, the Seller must execute this offer where indicated below and deliver a copy of the acceptance to the Company by no later than 4:00 p.m. (Pacific Time) on September 26, 2002.

Yours  truly,

FIRST  CYPRESS  TECHNOLOGIES,  INC.

Per:     /s/  Robert  Rosner
        ________________________
        ROBERT  ROSNER,  President


This  offer  is  accepted  and  agreed  to  this  26th  day  of September, 2002.

Per:      /s/  Elaine  Lugo
         ________________________________
         ELAINE  LUGO